Prospectus Supplement -- July 17, 2002*

AXP(R) Partners Small Cap Growth Fund (May 30, 2002) S-6301-99 D (5/02)

The "Investment Manager" section has been revised as follows:

INVESCO
Cameron Cooke
Effective immediately, Cameron Cooke is the co-portfolio manager of the Fund. Mr. Cooke joined the investment division of INVESCO in 2000. Prior to joining INVESCO, Mr. Cooke was a senior equity analyst at Wells Capital Management since 1996. Mr. Cooke holds a BA in economics from the University of North Carolina at Chapel Hill.

S-6301-21 A (7/02)

* Valid until May 30, 2003.